UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 3, 2008
QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On July 7, 2008, Quicksilver Resources Inc. filed a Current Report on Form 8-K (the “Form 8-K”) that included disclosures under Item 7.01, together with slides that were furnished on Exhibit 99.2. This amendment on Form 8-K/A, and the revised slides furnished as Exhibit 99.1 hereto and incorporated herein by reference, correct the amount of estimated accretion to earnings in 2008, and change the debt to cash flow from operations metric to debt to EBITDA and the interest coverage ratio, which was previously calculated based on cash flow from operations, to be calculated based on EBITDA.
     This corrected information supersedes the corresponding information included in the Form 8-K, the slides furnished as Exhibit 99.2 thereto and any related oral statements made on the conference call held on July 7, 2008.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit
Number	Description

99.1	Revised slide presentation in connection with July 7, 2008 conference call.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.
By:	/s/ Philip Cook
Philip Cook
Senior Vice President — Chief Financial Officer

Date: July 8, 2008

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Revised slide presentation in connection with July 7, 2008 conference call.